FOURTH QUARTER 2009
Supplemental Operating and Financial Data
Avalon Blue Hills, located in Randolph, MA, contains 276 apartment homes and was completed in the fourth quarter of 2009 for a Total Capital Cost of $46.1 million. The community offers spacious apartments with scenic views, nearby shopping and easy access to Route 128.

FOURTH QUARTER 2009
Supplemental Operating and Financial Data
Table of Contents

Company Profile
Selected Operating and Other Information	Attachment 1
Detailed Operating Information	Attachment 2
Condensed Consolidated Balance Sheets	Attachment 3

Sub-Market Profile
Quarterly Revenue and Occupancy Changes (Established Communities)	Attachment 4
Sequential Quarterly Revenue and Occupancy Changes (Established Communities)	Attachment 5
Full Year Revenue and Occupancy Changes (Established Communities)	Attachment 6

Development, Redevelopment, Acquisition and Disposition Profile
Capitalized Community and Corporate Expenditures and Expensed Community Maintenance Costs	Attachment 7
Summary of Development and Redevelopment Activity	Attachment 8
Development Communities	Attachment 9
Redevelopment Communities	Attachment 10
Summary of Development and Redevelopment Community Activity	Attachment 11
Future Development	Attachment 12
Unconsolidated Real Estate Investments	Attachment 13
Summary of Disposition Activity	Attachment 14

2010 Financial Outlook
2010 Financial Outlook	Attachment 15
Projected Sources and Uses of Cash	Attachment 16

Definitions and Reconciliations
Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms	Attachment 17
The following is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995 Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The projections and estimates contained in the following attachments are forward-looking statements that involve risks and uncertainties, and actual results may differ materially from those projected in such statements. Risks associated with the Company’s development, redevelopment, construction, and lease-up activities, which could impact the forward-looking statements made are discussed in the paragraph titled “Forward-Looking Statements” in the release to which these attachments relate. In particular, development opportunities may be abandoned; Total Capital Cost of a community may exceed original estimates, possibly making the community uneconomical and/or affecting projected returns; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; and other risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company’s Quarterly Reports on Form 10-Q for subsequent quarters.

Attachment 1
AvalonBay Communities, Inc.
Selected Operating and Other Information
December 31, 2009
(Dollars in thousands except per share data)
(unaudited)
SELECTED OPERATING INFORMATION

	Q4	Q4		Full Year	Full Year
	2009	2008	% Change	2009	2008	% Change

Net income (loss) attributable to common stockholders	$32,394	$(1,806)	1,893.7%	$155,647	$401,033	(61.2%)

Per common share — basic	$0.40	$(0.02)	2,100.0%	$1.94	$5.21	(62.8%)
Per common share — diluted	$0.40	$(0.02)	2,100.0%	$1.93	$5.17	(62.7%)

Funds from Operations	$52,715	$22,963	129.6%	$313,241	$315,947	(0.9%)
Per common share — diluted	$0.64	$0.30	113.3%	$3.89	$4.07	(4.4%)

Dividends declared — common	$72,765	$208,224	(65.1%)	$287,983	$414,502	(30.5%)
Per common share	$0.8925	$2.7000	(66.9%)	$3.5700	$5.3775	(33.6%)

Common shares outstanding	81,528,957	77,119,963	5.7%	81,528,957	77,119,963	5.7%
Outstanding operating partnership units	15,351	19,427	(21.0%)	15,351	19,427	(21.0%)

Total outstanding shares and units	81,544,308	77,139,390	5.7%	81,544,308	77,139,390	5.7%

Average shares and participating securities outstanding — basic	81,473,981	77,116,911	5.6%	80,201,606	77,035,737	4.1%

Weighted shares — basic	81,227,532	76,871,127	5.7%	79,951,348	76,783,515	4.1%
Average operating partnership units outstanding	15,351	47,577	(67.7%)	16,490	59,886	(72.5%)
Effect of dilutive securities	626,805	815,883	(23.2%)	631,819	735,451	(14.1%)

Average shares outstanding — diluted	81,869,688	77,734,587	5.3%	80,599,657	77,578,852	3.9%

DEBT COMPOSITION AND MATURITIES

		Average
		Interest	Remaining
Debt Composition (1)	Amount	Rate (2)	Maturities (1)

Conventional Debt			2010	$125,060
Long-term, fixed rate	$2,830,010		2011	$238,597
Long-term, variable rate	355,311		2012	$516,164
Variable rate facilities (3)	—		2013	$380,132

Subtotal, Conventional	3,185,321	5.7%	2014	$199,463

Tax-Exempt Debt
Long-term, fixed rate	163,072
Long-term, variable rate	628,927

Subtotal, Tax-Exempt	791,999	2.7%

Total Debt	$3,977,320	5.1%

CAPITALIZED COSTS

			Non-Rev
	Cap	Cap	Capex
	Interest	Overhead	per Home

Q409	$10,303	$6,135	$193
Q309	$11,878	$5,680	$59
Q209	$13,677	$6,610	$32
Q109	$12,368	$6,507	$8
Q408	$16,996	$7,836	$290
COMMUNITY INFORMATION

		Apartment
	Communities	Homes

Current Communities	165	47,926
Development Communities	7	2,438
Development Rights	28	7,180

(1)	Excludes debt associated with assets classified as held for sale.

(2)	Includes costs of financing such as credit enhancement fees, trustees’ fees, etc.

(3)	Represents the Company’s $1 billion unsecured credit facility, of which no amount was drawn at December 31, 2009.

Attachment 2
AvalonBay Communities, Inc.
Detailed Operating Information
December 31, 2009
(Dollars in thousands except per share data)
(unaudited)

	Q4	Q4		Full Year	Full Year
	2009	2008	% Change	2009	2008	% Change
Revenue:
Rental and other income	$212,525	$208,603	1.9%	$844,254	$807,656	4.5%
Management, development and other fees	1,904	1,763	8.0%	7,328	6,568	11.6%

Total	214,429	210,366	1.9%	851,582	814,224	4.6%

Operating expenses:
Direct property operating expenses, excluding property taxes	55,376	49,297	12.3%	214,507	191,690	11.9%
Property taxes	21,860	19,386	12.8%	83,809	73,937	13.4%
Property management and other indirect operating expenses	9,049	9,617	(5.9%)	37,559	39,874	(5.8%)

Total operating expenses	86,285	78,300	10.2%	335,875	305,501	9.9%

Interest expense, net	(42,107)	(30,829)	36.6%	(150,323)	(114,910)	30.8%
Gain (loss) on extinguishment of debt, net	(26,972)	1,839	(1,566.7%)	(25,910)	1,839	(1,508.9%)
General and administrative expense	(10,360)	(15,960)	(35.1%)	(28,748)	(42,781)	(32.8%)
Joint venture (loss) income	(2,698)	238	(1,233.6%)	1,441	4,566	(68.4%)
Investments and investment management expense	(1,045)	(1,145)	(8.7%)	(3,844)	(4,787)	(19.7%)
Expensed development and other pursuit costs	(746)	(9,467)	(92.1%)	(5,842)	(12,511)	(53.3%)
Depreciation expense	(55,392)	(48,592)	14.0%	(209,746)	(183,748)	14.1%
Impairment loss	(850)	(57,899)	(98.5%)	(21,152)	(57,899)	(63.5%)
Gain on sale of land	4,589	—	N/A	4,830	—	N/A

Income (loss) from continuing operations	(7,437)	(29,749)	(75.0%)	76,413	98,492	(22.4%)
Income from discontinued operations (1)	2,570	4,564	(43.7%)	13,974	27,353	(48.9%)
Gain on sale of communities	37,217	27,051	37.6%	63,887	284,901	(77.6%)

Total discontinued operations	39,787	31,615	25.8%	77,861	312,254	(75.1%)

Net income	32,350	1,866	1,633.7%	154,274	410,746	(62.4%)
Net income attributable to redeemable noncontrolling interests	44	257	(82.9%)	1,373	741	85.3%

Net income attributable to the Company	32,394	2,123	1,425.9%	155,647	411,487	(62.2%)
Dividends attributable to preferred stock	—	(3,929)	(100.0%)	—	(10,454)	(100.0%)

Net income (loss) attributable to common stockholders	$32,394	$(1,806)	1,893.7%	$155,647	$401,033	(61.2%)

Net income (loss) attributable to common stockholders per common share — basic	$0.40	$(0.02)	2,100.0%	$1.94	$5.21	(62.8%)

Net income (loss) attributable to common stockholders per common share — diluted	$0.40	$(0.02)	2,100.0%	$1.93	$5.17	(62.7%)

(1)	Reflects net income for investments in real estate classified as discontinued operations as of December 31, 2009 and investments in real estate sold during the period from January 1, 2008 through December 31, 2009. The following table details income from discontinued operations for the periods shown:

	Q4	Q4	Full Year	Full Year
	2009	2008	2009	2008
Rental income	$6,224	$10,902	$35,086	$68,481
Operating and other expenses	(2,454)	(3,531)	(11,891)	(22,127)
Interest expense, net	—	(444)	(681)	(3,297)
Depreciation expense	(1,200)	(2,363)	(8,540)	(15,704)

Income from discontinued operations	$2,570	$4,564	$13,974	$27,353

Attachment 3
AvalonBay Communities, Inc.
Condensed Consolidated Balance Sheets
(Dollars in thousands)
(unaudited)

	December 31,	December 31,
	2009	2008

Real estate	$7,425,310	$6,570,821
Less accumulated depreciation	(1,477,772)	(1,268,557)

Net operating real estate	5,947,538	5,302,264
Construction in progress, including land	531,299	867,040
Land held for development	237,095	239,456
Operating real estate assets held for sale, net	117,555	240,983

Total real estate, net	6,833,487	6,649,743

Cash and cash equivalents	105,691	64,935
Cash in escrow	210,676	192,681
Resident security deposits	23,646	29,708
Other assets	284,105	237,286

Total assets	$7,457,605	$7,174,353

Unsecured notes, net	$1,658,029	$2,002,965
Unsecured facilities	—	124,000
Notes payable	2,316,843	1,527,757
Resident security deposits	33,646	38,643
Liabilities related to assets held for sale	6,399	31,136
Other liabilities	386,764	523,503

Total liabilities	$4,401,681	$4,248,004

Redeemable noncontrolling interests	5,797	10,234
Stockholders’ equity	3,050,127	2,916,115

Total liabilities and stockholders’ equity	$7,457,605	$7,174,353

Attachment 4
AvalonBay Communities, Inc.
Quarterly Revenue and Occupancy Changes — Established Communities (1)
December 31, 2009

	Apartment	Average Rental Rates (2)			Economic Occupancy			Rental Revenue ($000’s) (3)
	Homes	Q4 09	Q4 08	% Change	Q4 09	Q4 08	% Change	Q4 09	Q4 08	% Change
New England
Boston, MA	3,009	$1,971	$2,044	(3.6%)	94.7%	95.8%	(1.1%)	$16,853	$17,689	(4.7%)
Fairfield-New Haven, CT	2,350	1,899	2,064	(8.0%)	96.6%	94.8%	1.8%	12,930	13,779	(6.2%)

New England Average	5,359	1,939	2,052	(5.5%)	95.5%	95.4%	0.1%	29,783	31,468	(5.4%)

Metro NY/NJ
New Jersey	2,750	1,976	2,156	(8.3%)	96.1%	96.4%	(0.3%)	15,672	17,148	(8.6%)
Long Island, NY	1,621	2,199	2,351	(6.5%)	95.9%	94.2%	1.7%	10,249	10,762	(4.8%)
New York, NY	1,524	2,657	2,829	(6.1%)	97.2%	96.6%	0.6%	11,812	12,494	(5.5%)

Metro NY/NJ Average	5,895	2,213	2,383	(7.1%)	96.4%	95.9%	0.5%	37,733	40,404	(6.6%)

Mid-Atlantic/Midwest
Washington Metro	5,487	1,745	1,770	(1.4%)	96.8%	96.0%	0.8%	27,818	27,981	(0.6%)
Chicago, IL	601	1,422	1,518	(6.3%)	95.4%	95.9%	(0.5%)	2,447	2,625	(6.8%)

Mid-Atlantic/Midwest Average	6,088	1,713	1,745	(1.8%)	96.7%	96.0%	0.7%	30,265	30,606	(1.1%)

Pacific Northwest
Seattle, WA	1,943	1,214	1,342	(9.5%)	93.9%	95.0%	(1.1%)	6,644	7,434	(10.6%)

Pacific Northwest Average	1,943	1,214	1,342	(9.5%)	93.9%	95.0%	(1.1%)	6,644	7,434	(10.6%)

Northern California
San Jose, CA	2,542	1,810	2,001	(9.5%)	96.0%	96.8%	(0.8%)	13,243	14,771	(10.3%)
San Francisco, CA	1,170	2,156	2,367	(8.9%)	95.7%	96.8%	(1.1%)	7,245	8,050	(10.0%)
Oakland-East Bay, CA	720	1,420	1,593	(10.9%)	97.7%	96.6%	1.1%	2,996	3,320	(9.8%)

Northern California Average	4,432	1,838	2,032	(9.5%)	96.1%	96.8%	(0.7%)	23,484	26,141	(10.2%)

Southern California
Los Angeles, CA	1,447	1,533	1,686	(9.1%)	95.2%	93.4%	1.8%	6,335	6,831	(7.3%)
Orange County, CA	1,174	1,371	1,463	(6.3%)	95.9%	95.7%	0.2%	4,633	4,932	(6.1%)
San Diego, CA	1,058	1,451	1,515	(4.2%)	94.0%	96.0%	(2.0%)	4,322	4,608	(6.2%)

Southern California Average	3,679	1,457	1,565	(6.9%)	95.1%	94.8%	0.3%	15,290	16,371	(6.6%)

Average/Total Established	27,396	$1,816	$1,938	(6.3%)	96.0%	95.8%	0.2%	$143,199	$152,424	(6.1%)

(1)	Established Communities are communities with stabilized operating expenses as of January 1, 2008 such that a comparison of 2008 to 2009 is meaningful.

(2)	Reflects the effect of concessions amortized over the average lease term.

(3)	With concessions reflected on a cash basis, rental revenue from Established Communities decreased 5.2% between years.

Attachment 5
AvalonBay Communities, Inc.
*Sequential Quarterly* Revenue and Occupancy Changes — Established Communities (1)
December 31, 2009

	Apartment	Average Rental Rates (2)			Economic Occupancy			Rental Revenue ($000’s)
	Homes	Q4 09	Q3 09	% Change	Q4 09	Q3 09	% Change	Q4 09	Q3 09	% Change
New England
Boston, MA	3,009	$1,971	$2,003	(1.6%)	94.7%	94.5%	0.2%	$16,853	$17,091	(1.4%)
Fairfield-New Haven, CT	2,350	1,899	1,945	(2.4%)	96.6%	96.1%	0.5%	12,930	13,183	(1.9%)

New England Average	5,359	1,939	1,978	(2.0%)	95.5%	95.2%	0.3%	29,783	30,274	(1.6%)

Metro NY/NJ
New Jersey	2,750	1,976	2,019	(2.1%)	96.1%	96.8%	(0.7%)	15,672	16,127	(2.8%)
Long Island, NY	1,621	2,199	2,236	(1.7%)	95.9%	95.5%	0.4%	10,249	10,382	(1.3%)
New York, NY	1,524	2,657	2,711	(2.0%)	97.2%	97.3%	(0.1%)	11,812	12,062	(2.1%)

Metro NY/NJ Average	5,895	2,213	2,258	(2.0%)	96.4%	96.6%	(0.2%)	37,733	38,571	(2.2%)

Mid-Atlantic/Midwest
Washington Metro	5,487	1,745	1,768	(1.3%)	96.8%	96.5%	0.3%	27,818	28,105	(1.0%)
Chicago, IL	601	1,422	1,461	(2.7%)	95.4%	96.4%	(1.0%)	2,447	2,540	(3.7%)

Mid-Atlantic/Midwest Average	6,088	1,713	1,738	(1.4%)	96.7%	96.5%	0.2%	30,265	30,645	(1.2%)

Pacific Northwest
Seattle, WA	1,943	1,214	1,261	(3.7%)	93.9%	94.7%	(0.8%)	6,644	6,964	(4.6%)

Pacific Northwest Average	1,943	1,214	1,261	(3.7%)	93.9%	94.7%	(0.8%)	6,644	6,964	(4.6%)

Northern California
San Jose, CA	2,542	1,810	1,849	(2.1%)	96.0%	96.7%	(0.7%)	13,243	13,637	(2.9%)
San Francisco, CA	1,170	2,156	2,219	(2.8%)	95.7%	95.8%	(0.1%)	7,245	7,464	(2.9%)
Oakland-East Bay, CA	720	1,420	1,460	(2.7%)	97.7%	97.0%	0.7%	2,996	3,059	(2.1%)

Northern California Average	4,432	1,838	1,883	(2.4%)	96.1%	96.5%	(0.4%)	23,484	24,160	(2.8%)

Southern California
Los Angeles, CA	1,447	1,533	1,568	(2.2%)	95.2%	95.9%	(0.7%)	6,335	6,525	(2.9%)
Orange County, CA	1,174	1,371	1,410	(2.8%)	95.9%	92.5%	3.4%	4,633	4,593	0.9%
San Diego, CA	1,058	1,451	1,476	(1.7%)	94.0%	94.2%	(0.2%)	4,322	4,411	(2.0%)

Southern California Average	3,679	1,457	1,491	(2.3%)	95.1%	94.4%	0.7%	15,290	15,529	(1.5%)

Average/Total Established	27,396	$1,816	$1,853	(2.0%)	96.0%	95.9%	0.1%	$143,199	$146,143	(2.0%)

(1)	Established Communities are communities with stabilized operating expenses as of January 1, 2008 such that a comparison of 2008 to 2009 is meaningful.

(2)	Reflects the effect of concessions amortized over the average lease term.

Attachment 6
AvalonBay Communities, Inc.
Full Year Revenue and Occupancy Changes — Established Communities (1)
December 31, 2009

	Apartment	Average Rental Rates (2)			Economic Occupancy			Rental Revenue ($000’s) (3)
	Homes	Full Year 09	Full Year 08	% Change	Full Year 09	Full Year 08	% Change	Full Year 09	Full Year 08	% Change
New England
Boston, MA	3,009	$2,003	$2,018	(0.7%)	94.9%	96.5%	(1.6%)	$68,681	$70,296	(2.3%)
Fairfield-New Haven, CT	2,350	1,958	2,074	(5.6%)	95.5%	96.0%	(0.5%)	52,726	56,153	(6.1%)

New England Average	5,359	1,984	2,043	(2.9%)	95.2%	96.3%	(1.1%)	121,407	126,449	(4.0%)

Metro NY/NJ
New Jersey	2,750	2,055	2,185	(5.9%)	95.9%	95.9%	0.0%	65,069	69,151	(5.9%)
Long Island, NY	1,621	2,260	2,331	(3.0%)	95.0%	95.3%	(0.3%)	41,786	43,212	(3.3%)
New York, NY	1,524	2,736	2,809	(2.6%)	96.6%	97.0%	(0.4%)	48,334	49,834	(3.0%)

Metro NY/NJ Average	5,895	2,288	2,387	(4.1%)	95.9%	96.1%	(0.2%)	155,189	162,197	(4.3%)

Mid-Atlantic/Midwest
Washington Metro	5,487	1,759	1,766	(0.4%)	96.5%	96.4%	0.1%	111,817	112,188	(0.3%)
Chicago, IL	601	1,460	1,504	(2.9%)	95.8%	96.4%	(0.6%)	10,086	10,453	(3.5%)

Mid-Atlantic/Midwest Average	6,088	1,729	1,742	(0.7%)	96.5%	96.4%	0.1%	121,903	122,641	(0.6%)

Pacific Northwest
Seattle, WA	1,943	1,282	1,331	(3.7%)	94.2%	95.5%	(1.3%)	28,151	29,629	(5.0%)

Pacific Northwest Average	1,943	1,282	1,331	(3.7%)	94.2%	95.5%	(1.3%)	28,151	29,629	(5.0%)

Northern California
San Jose, CA	2,542	1,893	1,973	(4.1%)	96.4%	96.8%	(0.4%)	55,640	58,257	(4.5%)
San Francisco, CA	1,170	2,256	2,344	(3.8%)	95.8%	96.8%	(1.0%)	30,342	31,867	(4.8%)
Oakland-East Bay, CA	720	1,493	1,577	(5.3%)	96.7%	96.5%	0.2%	12,474	13,150	(5.1%)

Northern California Average	4,432	1,923	2,006	(4.1%)	96.2%	96.8%	(0.6%)	98,456	103,274	(4.7%)

Southern California
Los Angeles, CA	1,447	1,598	1,691	(5.5%)	94.3%	95.0%	(0.7%)	26,165	27,885	(6.2%)
Orange County, CA	1,174	1,417	1,479	(4.2%)	94.0%	95.8%	(1.8%)	18,775	19,972	(6.0%)
San Diego, CA	1,058	1,486	1,492	(0.4%)	93.8%	95.4%	(1.6%)	17,706	18,075	(2.0%)

Southern California Average	3,679	1,509	1,568	(3.8%)	94.1%	95.3%	(1.2%)	62,646	65,932	(5.0%)

Average/Total Established	27,396	$1,869	$1,929	(3.1%)	95.6%	96.2%	(0.6%)	$587,752	$610,122	(3.7%)

(1)	Established Communities are communities with stabilized operating expenses as of January 1, 2008 such that a comparison of 2008 to 2009 is meaningful.

(2)	Reflects the effect of concessions amortized over the average lease term.

(3)	With concessions reflected on a cash basis, rental revenue from Established Communities decreased 3.2% between years.

Attachment 7
AvalonBay Communities, Inc.
Capitalized Community and Corporate Expenditures and Expensed Community Maintenance Costs
For the Year Ended December 31, 2009
(Dollars in thousands except per home data)

					Categorization of 2009 Add’l Capitalized Value (4)								2009 Maintenance Expensed Per Home (6)
					Acquisitions,						Non-Rev
				2009 Add’l	Construction,						Generating
	Apartment	Balance at	Balance at	Capitalized	Redevelopment		Revenue	Non-Rev			Capex		Carpet		Other
Current Communities (1)	Homes (2)	12-31-09 (3)	12-31-08 (3)	Value	& Dispositions		Generating (5)	Generating		Total	Per Home		Replacement		Maintenance		Total
Total Stabilized Communities	36,125	$5,105,451	$5,091,081	$14,370	$3,021	(7)	$786	$10,563		$14,370	$292		$164		$1,793		$1,957

Development Communities (8)	4,964	1,238,995	929,717	309,278	309,278		—	—		309,278	—		4		597		601

Dispositions	—	—	135,593	(135,593)	(135,593)		—	—		(135,593)	—		22		268		290

Redevelopment Communities (8)	3,541	452,750	401,009	51,741	51,741		—	—		51,741	—		90		1,342		1,432

Corporate	—	66,176	54,174	12,002	—		—	12,002	(9)	12,002	—		—		—		—

Total	44,630	$6,863,372	$6,611,574	$251,798	$228,447		$786	$22,565		$251,798	$237	(10)	$140	(11)	$1,624	(11)	$1,764	(11)

(1)	For the purpose of this table, Current Communities excludes communities held by unconsolidated real estate joint ventures.

(2)	Apartment homes as of 12/31/09 does not include unconsolidated communities.

(3)	Total gross fixed assets excluding land.

(4)	Policy is to capitalize if the item exceeds $15 and extends the useful life of the asset. Personal property is capitalized if the item is a new addition and it exceeds $2.5.

(5)	Represents revenue generating or expense saving expenditures, such as water saving devices and submetering equipment.

(6)	Other maintenance includes maintenance, landscaping, redecorating and appliance replacement costs.

(7)	Represents commitment close-outs and construction true-ups on recently constructed communities.

(8)	Represents communities that were under construction/reconstruction during 2009, including communities where construction/reconstruction has been completed.

(9)	Includes amounts associated with impaired land parcels classifed as land held for development in 2008, and therefore not included in this attachment as of December 31, 2008, and capital expenditures to be incurred associated with the settlement of litigation. Remaining balance represents primarily software implementations and leasehold improvements related to corporate offices.

(10)	Total non-revenue generating capitalized costs per home excludes corporate capitalized costs.

(11)	Total 2009 maintenance expensed per home excludes maintenance costs related to dispositions.

Attachment 8
AvalonBay Communities, Inc.
Summary of Development and Redevelopment Activity (1) as of December 31, 2009

		Number	Number	Total
		of	of	Capital Cost (2)
		Communities	Homes	(millions)
Portfolio Additions:
2009 Actual Completions
Development		9	2,526	$810.7
Redevelopment	(3)	4	926	28.7

Total Additions		13	3,452	$839.4

2008 Actual Completions
Development		13	4,036	$1,044.3
Redevelopment	(3)	6	1,213	27.8

Total Additions		19	5,249	$1,072.1

Pipeline Activity:	(4)
Currently Under Construction
Development		7	2,438	$813.3
Redevelopment	(3)	7	2,615	118.4

Subtotal		14	5,053	$931.7

Planning
Development Rights		28	7,180	$2,258.0

Total Pipeline		42	12,233	$3,189.7

(1)	Represents activity for consolidated and unconsolidated entities.

(2)	See Attachment #17 — Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms.

(3)	Represents only cost of redevelopment activity, does not include original acquisition cost.

(4)	Information represents projections and estimates.

This chart contains forward-looking statements. Please see the paragraph regarding forward-looking statements on the Table of Contents page relating to the Company’s Supplemental Operating and Financial Data for the fourth quarter of 2009.

Attachment 9
AvalonBay Communities, Inc.
Development Communities as of December 31, 2009

	Percentage		Total	Schedule				Avg
	Ownership	# of	Capital					Rent			% Occ
	Upon	Apt	Cost (1)		Initial		Stabilized	Per	% Comp	% Leased	Physical	Economic
	Completion	Homes	(millions)	Start	Occupancy	Complete	Ops (1)	Home (1)	(2)	(3)	(4)	(1) (5)
								Inclusive of
								Concessions
								See Attachment #17
Under Construction:

1. Avalon Irvine (6) Irvine, CA	100%	279	$77.4	Q4 2007	Q2 2009	Q1 2010	Q3 2010	$1,750	82.4%	74.6%	73.8%	56.2%
2. Avalon Fort Greene New York, NY	100%	631	306.8	Q4 2007	Q4 2009	Q1 2011	Q3 2011	2,740	20.3%	33.0%	19.8%	4.9%
3. Avalon Walnut Creek (7) Walnut Creek, CA	100%	422	151.7	Q3 2008	Q2 2010	Q1 2011	Q3 2011	2,215	N/A	N/A	N/A	N/A
4. Avalon Norwalk Norwalk, CT	100%	311	86.4	Q3 2008	Q2 2010	Q2 2011	Q4 2011	2,260	N/A	N/A	N/A	N/A
5. Avalon Towers Bellevue Bellevue, WA	100%	396	126.1	Q4 2008	Q2 2010	Q2 2011	Q4 2011	2,390	N/A	N/A	N/A	N/A
6. Avalon Northborough II Northborough, MA	100%	219	36.3	Q4 2009	Q2 2010	Q1 2011	Q3 2011	1,640	N/A	N/A	N/A	N/A
7. Avalon at West Long Branch West Long Branch, NJ	100%	180	28.6	Q4 2009	Q3 2010	Q1 2011	Q3 2011	1,815	N/A	N/A	N/A	N/A

Subtotal/Weighted Average		2,438	$813.3					$2,250

Completed this Quarter:

1. Avalon White Plains White Plains, NY	100%	407	$153.0	Q2 2007	Q3 2008	Q4 2009	Q3 2010	$2,445	100.0%	90.4%	88.9%	82.2%
2. Avalon Union City Union City, CA	100%	439	118.7	Q3 2007	Q1 2009	Q4 2009	Q2 2010	1,535	100.0%	90.0%	88.4%	76.6%
3. Avalon at Mission Bay North III San Francisco, CA	100%	260	147.4	Q4 2007	Q2 2009	Q4 2009	Q2 2010	3,195	100.0%	91.2%	88.8%	75.1%
4. Avalon Blue Hills Randolph, MA	100%	276	46.1	Q2 2008	Q1 2009	Q4 2009	Q2 2010	1,390	100.0%	94.2%	90.6%	74.3%

Subtotal/Weighted Average		1,382	$465.2					$2,085

Total/Weighted Average		3,820	$1,278.5					$2,190

Weighted Average Projected NOI as a % of Total Capital Cost (1) (8)			5.5%	Inclusive of Concessions — See Attachment #17

		Total
	# of	Capital	% Economic
Non-Stabilized Development Communities: (9)	Apt Homes	Cost (1) (millions)	Occ (1)(5)
Prior Completions:
Avalon Anaheim Stadium	251	$98.5
Avalon Charles Pond	200	48.3
Avalon Northborough I	163	26.2

	614	$173.0	88.4%

Asset Cost Basis (millions), Non-Stabilized Development:		Source
Capital Cost, Prior Quarter Completions	$173.0	Att. 9
Capital Cost, Current Completions	465.2	Att. 9
Capital Cost, Under Construction	813.3	Att. 9
Less: Remaining to Invest, Under Construction	(245.0)	Att. 11

Total Asset Cost Basis, Non-Stabilized Development	$1,206.5

Q4 2009 Net Operating Income/(Deficit) for communities under construction and non-stabilized development communities was $5.8 million. See Attachment #17.

(1)	See Attachment #17 — Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms.

(2)	Includes apartment homes for which construction has been completed and accepted by management as of January 29, 2010.

(3)	Includes apartment homes for which leases have been executed or non-refundable deposits have been paid as of January 29, 2010.

(4)	Physical occupancy based on apartment homes occupied as of January 29, 2010.

(5)	Represents Economic Occupancy for the fourth quarter of 2009.

(6)	This community was formerly known as Avalon Jamboree Village.

(7)	This community is being financed in part by a combination of third-party tax-exempt and taxable debt.

(8)	The Weighted Average calculation is based on the Company’s pro rata share of the Total Capital Cost for each community under construction and completed this quarter.

(9)	Represents Development Communities completed in prior quarters that had not achieved Stabilized Operations for the entire current quarter. Estimates are based on the Company’s pro rata share of the Total Capital Cost for each community.
This chart contains forward-looking statements. Please see the paragraph regarding forward-looking statements on the Table of Contents page relating to the Company’s Supplemental Operating and Financial Data for the fourth quarter of 2009.

Attachment 10
AvalonBay Communities, Inc.
Redevelopment Communities as of December 31, 2009

			Cost (millions)		Schedule				Avg
		# of	Pre-	Total					Rent	Homes
	Percentage	Apt	Redevelopment	Capital	Acquisition /			Restabilized	Per	Completed
	Ownership	Homes	Capital Cost	Cost (1)(2)	Completion	Start	Complete	Ops (2)	Home (2)	@ 12/31/2009
									Inclusive of
									Concessions
									See Attachment #17
Under Redevelopment:

1. Avalon Woodland Hills Woodland Hills, CA	100%	663	$72.1	$110.6	Q4 1997	Q4 2007	Q2 2010	Q4 2010	$1,600	622
2. Avalon at Diamond Heights San Francisco, CA	100%	154	25.3	30.6	Q2 1994	Q4 2007	Q4 2010	Q2 2011	2,130	75
3. Avalon Burbank (3) Burbank, CA	100%	400	71.0	94.4	Q2 2002	Q3 2008	Q3 2010	Q1 2011	1,970	298
4. Avalon Pleasanton Pleasanton, CA	100%	456	63.0	80.9	Q1 1994	Q2 2009	Q4 2011	Q2 2012	1,350	—
5. Avalon Watch West Windsor, NJ	100%	512	30.2	49.9	Q4 1988	Q2 2009	Q1 2012	Q3 2012	1,455	14
6. Avalon at Cedar Ridge Daly City, CA	100%	195	27.7	33.8	Q2 1997	Q3 2009	Q1 2011	Q3 2011	1,545	21
7. Avalon at Willow Creek Fremont, CA	100%	235	36.5	44.0	Q1 1994	Q4 2009	Q1 2011	Q3 2011	1,480	—

Total/Weighted Average		2,615	$325.8	$444.2					$1,600	1,030

(1)	Inclusive of acquisition cost.

(2)	See Attachment #17 — Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms.

(3)	This community was formerly known as The Promenade.
This chart contains forward-looking statements. Please see the paragraph regarding forward-looking statements on the Table of Contents page relating to the Company’s Supplemental Operating and Financial Data for the fourth quarter of 2009.

Attachment 11
AvalonBay Communities, Inc.
Summary of Development and Redevelopment Community Activity (1) as of December 31, 2009
(Dollars in Thousands)
DEVELOPMENT (2)

	Apt Homes	Total Capital	Cost of Homes		Construction in
	Completed &	Cost Invested	Completed &	Remaining to	Progress at
	Occupied	During Period (3)	Occupied (4)	Invest (5)(6)	Period End

Total - 2008 Actual	2,907	$724,962	$758,238	$666,623	$820,218

2009 Actual:
Quarter 1	422	$124,422	$143,195	$526,116	$776,473
Quarter 2	719	128,785	222,384	395,611	745,907
Quarter 3	797	96,859	262,127	287,956	576,563
Quarter 4	555	101,306	181,678	245,046	500,671

Total - 2009 Actual	2,493	$451,372	$809,384

2010 Projected:
Quarter 1	259	$92,724	$92,887	$152,322	$491,265
Quarter 2	496	61,233	168,535	91,089	422,432
Quarter 3	533	44,421	174,164	46,668	297,998
Quarter 4	459	29,382	147,369	17,286	113,183

Total - 2010 Projected	1,747	$227,760	$582,955

REDEVELOPMENT

	Total Capital		Reconstruction in
	Cost Invested	Remaining to	Progress at
	During Period (3)	Invest (5)	Period End

Total - 2008 Actual	$45,918	$53,214	$47,362

2009 Actual:
Quarter 1	$12,031	$40,056	$40,477
Quarter 2	15,983	61,157	38,027
Quarter 3	12,868	54,489	31,389
Quarter 4	10,029	49,527	30,628

Total - 2009 Actual	$50,911

2010 Projected:
Quarter 1	$11,170	$38,357	$39,005
Quarter 2	10,566	27,791	27,172
Quarter 3	7,484	20,307	23,505
Quarter 4	6,175	14,132	13,615

Total - 2010 Projected	$35,395

(1)	Data is presented for all communities currently under development or redevelopment.

(2)	Projected periods include data for consolidated joint ventures at 100%. The offset for joint venture partners’ participation is reflected as redeemable noncontrolling interest.

(3)	Represents Total Capital Cost incurred or expected to be incurred during the quarter, year or in total. See Attachment #17 — Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms.

(4)	Represents projected Total Capital Cost of apartment homes completed and occupied during the quarter. Calculated by dividing Total Capital Cost for each Development Community by number of homes for the community, multiplied by the number of homes completed and occupied during the quarter.

(5)	Represents projected Total Capital Cost remaining to invest on communities currently under construction or reconstruction.

(6)	Amount for Q4 2009 includes $68.0 million expected to be financed by proceeds from third-party tax-exempt and taxable debt.
This chart contains forward-looking statements. Please see the paragraph regarding forward-looking statements on the Table of Contents page relating to the Company’s Supplemental Operating and Financial Data for the fourth quarter of 2009.

Attachment 12
AvalonBay Communities, Inc.
Future Development as of December 31, 2009
DEVELOPMENT RIGHTS (1)

		Estimated	Total
		Number	Capital Cost (1)
Location of Development Right		of Homes	(millions)

1.	Rockville Centre, NY Phase I	210	$78
2.	Greenburgh, NY Phase II	288	77
3.	Seattle, WA	204	58
4.	Lynnwood, WA Phase II	82	18
5.	Plymouth, MA Phase II	92	20
6.	Wilton, CT	100	30
7.	Wood-Ridge, NJ Phase I	266	60
8.	San Francisco, CA	173	65
9.	New York, NY	691	307
10.	Boston, MA	180	97
11.	Rockville Centre, NY Phase II	139	51
12.	Shelton, CT	251	66
13.	Roselle Park, NJ	249	54
14.	Garden City, NY	160	51
15.	Wood-Ridge, NJ Phase II	140	32
16.	Brooklyn, NY	861	443
17.	Rockville, MD	239	57
18.	Andover, MA	115	26
19.	Huntington Station, NY	424	100
20.	North Bergen, NJ	164	47
21.	Dublin, CA Phase II	487	145
22.	Seattle, WA II	272	81
23.	Cohasset, MA	200	38
24.	Stratford, CT	130	22
25.	Tysons Corner, VA	338	87
26.	Greenburgh, NY Phase III	156	43
27.	Yaphank, NY	343	57
28.	Hackensack, NJ	226	48

	Total	7,180	$2,258

(1)	See Attachment #17 — Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms.
This chart contains forward-looking statements. Please see the paragraph regarding forward-looking statements on the Table of Contents page relating to the Company’s Supplemental Operating and Financial Data for the fourth quarter of 2009.

Attachment 13
AvalonBay Communities, Inc
Unconsolidated Real Estate Investments as of December 31, 2009
(Dollars in Thousands)

				AVB					AVB’s
		# of	Total	Book	Outstanding Debt				Share
Unconsolidated	Percentage	Apt	Capital	Value			Interest	Maturity	of Partnership
Real Estate Investments	Ownership	Homes	Cost (1)	Investment (2)	Amount	Type	Rate (3)	Date	Debt (4)

AvalonBay Value Added Fund, LP
1. Avalon at Redondo Beach Los Angeles, CA	N/A	105	$24,622	N/A	$21,033	Fixed	4.87%	Oct 2011	$3,186
2. Avalon Lakeside Chicago, IL	N/A	204	18,231	N/A	12,056	Fixed	5.74%	Mar 2012	1,826
3. Avalon Columbia Baltimore, MD	N/A	170	29,333	N/A	22,275	Fixed	5.48%	Apr 2012	3,375
4. Avalon Sunset Los Angeles, CA	N/A	82	20,830	N/A	12,750	Fixed	5.41%	Feb 2014	1,932
5. Avalon at Poplar Creek Chicago, IL	N/A	196	28,014	N/A	16,500	Fixed	4.83%	Oct 2012	2,500
6. Avalon at Civic Center Norwalk, CA	N/A	192	42,756	N/A	27,001	Fixed	5.38%	Aug 2013	4,091
7. Avalon Paseo Place Fremont, CA	N/A	134	24,825	N/A	11,800	Fixed	5.74%	Nov 2013	1,788
8. Avalon at Yerba Buena San Francisco, CA	N/A	160	66,791	N/A	41,500	Fixed	5.88%	Mar 2014	6,287
9. Avalon at Aberdeen Station Aberdeen, NJ	N/A	290	58,219	N/A	39,842	Fixed	5.64%	Sep 2013	6,036
10. The Springs Corona, CA	N/A	320	48,392	N/A	26,000	Fixed	6.06%	Oct 2014	3,939
11. Avalon Lombard Lombard, IL	N/A	256	35,319	N/A	17,243	Fixed	5.43%	Jan 2014	2,612
12. Avalon Cedar Place Columbia, MD	N/A	156	24,399	N/A	12,000	Fixed	5.68%	Feb 2014	1,818
13. Avalon Centerpoint Baltimore, MD	N/A	392	79,535	N/A	45,000	Fixed	5.74%	Dec 2013	6,818
14. Middlesex Crossing Billerica, MA	N/A	252	38,043	N/A	24,100	Fixed	5.49%	Dec 2013	3,651
15. Avalon Crystal Hill Ponoma, NY	N/A	168	38,601	N/A	24,500	Fixed	5.43%	Dec 2013	3,712
16. Avalon Skyway San Jose, CA	N/A	348	77,993	N/A	37,500	Fixed	6.11%	Mar 2014	5,681
17. Avalon Rutherford Station East Rutherford, NJ	N/A	108	36,771	N/A	20,094	Fixed	6.13%	Sep 2016	3,044
18. South Hills Apartments West Covina, CA	N/A	85	24,756	N/A	11,761	Fixed	5.92%	Dec 2013	1,782
19. Weymouth Place Weymouth, MA	N/A	211	25,298	N/A	13,455	Fixed	5.12%	Mar 2015	2,038

	15.2%	3,829	$742,728	$106,124	$436,410		5.6%		$66,116

AvalonBay Value Added Fund II, LP
1. Avalon Bellevue Park Bellevue, WA	N/A	220	$33,329	N/A	$21,515	Fixed	5.52%	Jun 2019	$6,723
2. The Hermitage Fairfax, VA	N/A	491	71,001	N/A	—	N/A	—	N/A	—
Fund II corporate debt	N/A	N/A	N/A	N/A	30,200	Variable	2.73%	2010 (8)	9,438

	31.3%	711	$104,330	$39,269	$51,715		3.9%		$16,161

Other Operating Joint Ventures
1. Avalon Chrystie Place I (5) New York, NY	20.0%	361	$135,270	25,086	$117,000	Variable	0.92%	Nov 2036	$23,400
2. Avalon at Mission Bay North II (5) San Francisco, CA	25.0%	313	123,883	28,128	105,000	Fixed	6.02%	Dec 2015	26,250
3. Avalon Del Rey Los Angeles, CA	30.0%	309	70,037	18,170	45,943	Variable	3.69%	Apr 2016	13,783
Other Development Joint Ventures
1. Aria at Hathorne (6) (7) Danvers, MA	50.0%	64	N/A	4,720	2,432	Variable	4.19%	Jun 2010	$1,216

		1,047	$329,190	$76,104	$270,375		3.4%		$64,649

		5,587	$1,176,248	$221,497	$758,500		4.7%		$146,926

(1)	See Attachment #17 — Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms.

(2)	These unconsolidated real estate investments are accounted for under the equity method of accounting. AVB Book Value Investment represents the Company’s recorded equity investment plus the Company’s pro rata share of outstanding debt.

(3)	Represents weighted average rate on outstanding debt.

(4)	The Company has not guaranteed the debt of its unconsolidated investees and bears no responsibility for the repayment, other than the construction completion and related financing guarantee for Avalon Chrystie Place I associated with the construction completion and occupancy certificate.

(5)	After the venture makes certain threshold distributions to the third-party partner, the Company generally receives 50% of all further distributions.

(6)	The Company has contributed land at a stepped up basis as its only capital contribution to this development. The Company is not guaranteeing the construction or acquisition loans, nor is it responsible for any cost over runs until certain thresholds are satisfied.

(7)	After the venture makes certain threshold distributions to the Company, AVB receives 50% of all further distributions.

(8)	As of December 31, 2009, these borrowings are drawn under an unsecured credit facility maturing in December 2010.

Attachment 14
AvalonBay Communities, Inc.
Summary of Disposition Activity (1) as of December 31, 2009
 (Dollars in thousands)

			Accumulated		Weighted Average
Number of	Gross Sales		Depreciation	Economic	Initial Year	Weighted Average
Communities Sold (2)	Price	GAAP Gain	and Other	Gain (4)	Mkt. Cap Rate (3)(4)	Unleveraged IRR (3)(4)
1998:
9 Communities	$170,312	$25,270	$23,438	$1,832	8.1%	16.2%

1999:
16 Communities	$317,712	$47,093	$27,150	$19,943	8.3%	12.1%

2000:
8 Communities	$160,085	$40,779	$6,262	$34,517	7.9%	15.3%

2001:
7 Communities	$241,130	$62,852	$21,623	$41,229	8.0%	14.3%

2002:
1 Community	$80,100	$48,893	$7,462	$41,431	5.4%	20.1%

2003:
12 Communities, 1 Land Parcel (5)	$460,600	$184,438	$52,613	$131,825	6.3%	15.3%

2004:
5 Communities, 1 Land Parcel	$250,977	$122,425	$19,320	$103,105	4.8%	16.8%

2005:
7 Communities, 1 Office Building,
3 Land Parcels (6)	$382,720	$199,767	$14,929	$184,838	3.8%	18.0%

2006:
4 Communities, 3 Land Parcels (7)	$281,485	$117,539	$21,699	$95,840	4.6%	15.2%

2007:
5 Communities, 1 Land Parcel (8)	$273,896	$163,352	$17,588	$145,764	4.6%	17.8%

2008:
11 Communities (9)	$646,200	$288,384	$56,469	$231,915	5.1%	14.1%

2009:
5 Communities, 2 Land Parcels (10)	$193,186	$68,717	$16,692	$52,025	6.5%	13.0%

1998 - 2009 Total	$3,458,403	$1,369,509	$285,245	$1,084,264	5.8%	15.3%

(1)	Activity excludes dispositions to joint venture entities in which the Company retains an economic interest.

(2)	For dispositions from January 1, 1998 through December 31, 2009 the Weighted Average Holding Period is 7.6 years.

(3)	For purposes of this attachment, land sales and the disposition of an office building are not included in the calculation of Weighted Average Holding Period, Weighted Average Initial Year Market Cap Rate, or Weighted Average Unleveraged IRR.

(4)	See Attachment #17 — Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms.

(5)	2003 GAAP gain, for purposes of this attachment, includes $23,448 related to the sale of a community in which the Company held a 50% membership interest.

(6)	2005 GAAP gain includes the recovery of an impairment loss of $3,000 recorded in 2002 related to one of the land parcels sold in 2005. This loss was recorded to reflect the land at fair value based on its entitlement status at the time it was determined to be planned for disposition.

(7)	2006 GAAP gain, for purposes of this attachment, includes $6,609 related to the sale of a community in which the Company held a 25% equity interest.

(8)	2007 GAAP gain, for purposes of this attachment, includes $56,320 related to the sale of a partnership interest in which the Company held a 50% equity interest.

(9)	2008 GAAP gain, for purposes of this attachment, includes $3,483 related to the sale of a community held by the Fund in which the Company holds a 15.2% equity interest.

(10)	2009 GAAP and Economic Gain include the recognition of approximately $2,770 in deferred gains for six prior year dispositions, recognition of which occurred in conjunction with the November 2009 settlement of previously disclosed litigation with The Equal Rights Center, involving accessibility of our communities.

Attachment 15
2010 Financial Outlook
As of February 3, 2010
(Dollars in millions, except per share data)

	United	AvalonBay
	States	Markets
Job Growth Data & Assumptions
2009 Actual job growth	(3.7%)	(3.0%)
2010 Expected job growth (1)	(0.7%)	(0.7%)

Annual 2010
LIBOR Assumption	.25% to .50%
Earnings per Share	$1.60 to $1.85
Less — Net gain on asset sales, per share	$0.75 to $1.00
Plus — Real estate depreciation, per share	$2.75 to $3.00
Funds from Operations (FFO) per share (2)	$3.60 to $3.85

FFO per Share Change at the Mid-Point of Outlook Ranges
Projected FFO per share change	(4.2%)
Projected FFO per share change adjusted for non-routine items in 2009 and 2010	(16.5%)

Established Communities (2)
Rental revenue change	(3.0%) to (4.5%)
Operating expense change	(1.0%) to 1.0%
Net Operating Income change	(5.0%) to (7.0%)

Development Activity

Total
Cash disbursed for Development Communities (2) and land for future development	$450 to $550
Development Community (2) completions	$77
Number of apartment homes delivered in 2010	1,850

Disposition Activity

Disposition volume	$180 to $200

Financing Activity — Sources (Uses)

New capital markets activity	$200
Debt maturities	($120)
Weighted average interest rate on maturing debt	6.1%

Capitalized Interest	$40 to $50

Change in Expensed Overhead (Corporate G&A, Property and Investment Management)	0% to 10%

(1)	Moody’s Economy.com annual non-farm job growth forecast as of December 2009

(2)	This term is a non-GAAP measure or other term that is described more fully on Attachment 17.
This chart contains forward-looking statements. Please see the the paragraph regarding forward-looking statements on the Table of Contents page relating to the Company’s Supplemental Operating and Financial Data for the fourth quarter of 2009.

Attachment 16
Projected Sources and Uses of Cash
(Dollars in Millions)

Annual
2010(1)

Sources of Funds:
Cash from Operations / Cash on Hand(2)	$400
Draws on Credit Facility(3)	310
Dispositions	190
New Capital Markets Activity	200

Total Sources of Funds	$1,100

Uses of Funds:
Development Activity, Including Investments in Land for Future Development	$500
Redevelopment and Other Investment Activity	180

680

Secured and Unsecured Debt Redemptions and Amortization	150
Common Stock Dividends	270

Total Uses of Funds	$1,100

(1)	Amounts represent midpoints of management’s expected ranges for 2010.

(2)	Includes use of existing funds in escrow from construction loans.

(3)	Represents net draws during 2010 on the Company’s $1 billion unsecured credit facility, which had no balance outstanding at December 31, 2009.
This chart contains forward-looking statements. Please see the the paragraph regarding forward-looking statements on the Table of Contents page relating to the Company’s Supplemental Operating and Financial Data for the fourth quarter of 2009.

Attachment 17
AvalonBay Communities, Inc.
Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms
This release, including its attachments, contains certain non-GAAP financial measures and other terms. The definition and calculation of these non-GAAP financial measures and other terms may differ from the definitions and methodologies used by other REITs and, accordingly, may not be comparable. The non-GAAP financial measures referred to below should not be considered an alternative to net income as an indication of our performance. In addition, these non-GAAP financial measures do not represent cash generated from operating activities in accordance with GAAP and therefore should not be considered as an alternative measure of liquidity or as indicative of cash available to fund cash needs.
FFO is determined based on a definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is calculated by the Company as Net Income or loss computed in accordance with GAAP, adjusted for gains or losses on sales of previously depreciated operating communities, extraordinary gains or losses (as defined by GAAP), cumulative effect of a change in accounting principle and depreciation of real estate assets, including adjustments for unconsolidated partnerships and joint ventures. Management generally considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses related to dispositions of previously depreciated operating communities and excluding real estate depreciation (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. A reconciliation of FFO to Net Income is as follows (dollars in thousands):

	Q4	Q4	Full Year	Full Year
	2009	2008	2009	2008

Net income attributable to the Company	$32,394	$2,123	$155,647	$411,487
Dividends attributable to preferred stock	—	(3,929)	—	(10,454)
Depreciation — real estate assets, including discontinued operations and joint venture adjustments	57,524	51,776	221,415	203,082
Distributions to noncontrolling interests, including discontinued operations	14	44	66	216
Gain on sale of unconsolidated entities holding previously depreciated real estate assets	—	—	—	(3,483)
Gain on sale of previously depreciated real estate assets	(37,217)	(27,051)	(63,887)	(284,901)

FFO attributable to common stockholders	$52,715	$22,963	$313,241	$315,947

Average shares outstanding — diluted	81,869,688	77,734,587	80,599,657	77,578,852
Earnings per share — diluted	$0.40	$(0.02)	$1.93	$5.17

FFO per common share — diluted	$0.64	$0.30	$3.89	$4.07

Attachment 17 (continued)
Projected FFO, as provided within this release in the Company’s outlook, is calculated on a basis consistent with historical FFO, and is therefore considered to be an appropriate supplemental measure to projected net income from projected operating performance. A reconciliation of the range provided for Projected FFO per share (diluted) for the first quarter and full year 2010 to the range provided for Projected EPS (diluted) is as follows:

	Low	High
	range	range

Projected EPS (diluted) — Q1 10	$1.06	$1.12
Projected depreciation (real estate related)	0.69	0.71
Projected gain on sale of operating communities	(0.86)	(0.90)

Projected FFO per share (diluted) — Q1 10	$0.89	$0.93

Projected EPS (diluted) — Full Year 2010	$1.60	$1.85
Projected depreciation (real estate related)	2.75	3.00
Projected gain on sale of operating communities	(0.75)	(1.00)

Projected FFO per share (diluted) — Full Year 2010	$3.60	$3.85

The Company’s results for the quarter and year ended December 31, 2009 and the comparable prior year periods include the non-routine items outlined in the following table:
Non-Routine Items
Decrease (Increase) in Net Income and
FFO (dollars in thousands)

		Full Year			Full Year
	Q4 08	2008	Q4 09		2009
Land impairments	$57,899	$57,899	$850		$21,152
Abandoned pursuits (1)	6,611	6,611	—		1,139
Severance and related costs	3,400	3,400	2,500		4,500
Federal excise tax	3,200	3,200	1,000	(3)	515
(Gain) loss on unsecured notes repurchase	(1,839)	(1,839)	26,972	(3)	25,910
Gain on sale of land	—	—	(4,589)		(4,830)
Joint venture income adjustment (2)	—	—	2,600		(1,294)
Legal settlement proceeds, net	—	—	(75)	(3)	(1,175)
Preferred stock deferred offering expenses	3,566	3,566	—		—
Fund II organizational costs	—	1,209	—		—

Total non-routine items	$72,837	$74,046	$29,258		$45,917

Weighted Average Dilutive Shares Outstanding	77,734,587	77,578,852	81,869,688		80,599,657

(1)	For purposes of non-routine classification, abandoned pursuits includes costs expensed by the Company for individual pursuits in excess of $1,000 in a given quarter.

(2)	Includes the Company’s promoted interest of $3,894 in joint venture, and the Company’s pro-rata portion of an impairment charge on a community in an unconsolidated joint venture of $2,600.

(3)	Non-routine item was included in the Company’s full year 2009 Outlook provided in November 2009. The Company’s outlook included $2,900 for federal excise tax.
NOI is defined by the Company as total property revenue less direct property operating expenses (including property taxes), and excludes corporate-level income (including management, development and other fees), corporate-level

Attachment 17 (continued)
property management and other indirect operating expenses, investments and investment management expenses, expensed development and other pursuit costs, net interest expense, general and administrative expense, joint venture income, net income or expense attributable to noncontrolling interests, depreciation expense, gain on sale of real estate assets and income from discontinued operations. The Company considers NOI to be an appropriate supplemental measure to net income of operating performance of a community or communities because it helps both investors and management to understand the core operations of a community or communities prior to the allocation of corporate-level property management overhead or general and administrative costs. This is more reflective of the operating performance of a community, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.
A reconciliation of NOI (from continuing operations) to Net Income, as well as a breakdown of NOI by operating segment, is as follows (dollars in thousands):

	Q4	Q4	Full Year	Full Year
	2009	2008	2009	2008

Net income	$32,350	$1,866	$154,274	$410,746
Indirect operating expenses, net of corporate income	7,392	7,839	30,315	33,010
Investments and investment management expense	1,045	1,145	3,844	4,787
Expensed development and other pursuit costs	746	9,467	5,842	12,511
Interest expense, net	42,107	30,829	150,323	114,910
Loss (gain) on extinguishment of debt, net	26,972	(1,839)	25,910	(1,839)
General and administrative expense	10,360	15,960	28,748	42,781
Joint venture loss (income)	2,698	(238)	(1,441)	(4,566)
Depreciation expense	55,392	48,592	209,746	183,748
Impairment loss — land holdings	850	57,899	21,152	57,899
Gain on sale of real estate assets	(41,806)	(27,051)	(68,717)	(284,901)
Income from discontinued operations	(2,570)	(4,564)	(13,974)	(27,353)

NOI from continuing operations	$135,536	$139,905	$546,022	$541,733

Established:
New England	$18,365	$20,398	$75,766	$81,887
Metro NY/NJ	24,663	27,938	103,558	111,859
Mid-Atlantic/Midwest	18,631	19,888	74,983	77,639
Pacific NW	4,160	5,316	19,101	21,070
No. California	16,242	19,373	70,819	76,875
So. California	10,352	11,819	42,900	47,504

Total Established	92,413	104,732	387,127	416,834

Other Stabilized	20,220	21,202	81,517	67,289
Development/Redevelopment	22,903	13,971	77,378	57,610

NOI from continuing operations	$135,536	$139,905	$546,022	$541,733

NOI as reported by the Company does not include the operating results from discontinued operations (i.e., assets sold during the period January 1, 2008 through December 31, 2009). A reconciliation of NOI from communities sold or classified as discontinued operations to net income for these communities is as follows (dollars in thousands):

Attachment 17 (continued)

	Q4	Q4	Full Year	Full Year
	2009	2008	2009	2008

Income from discontinued operations	$2,570	$4,564	$13,974	$27,353
Interest expense, net	—	444	681	3,297
Depreciation expense	1,200	2,363	8,540	15,704

NOI from discontinued operations	$3,770	$7,371	$23,195	$46,354

NOI from assets sold	$571	$3,935	$9,913	$32,695
NOI from assets held for sale	3,199	3,436	13,282	13,659

NOI from discontinued operations	$3,770	$7,371	$23,195	$46,354

Projected NOI, as used within this release for certain Development and Redevelopment Communities and in calculating the Initial Year Market Cap Rate for dispositions, represents management’s estimate, as of the date of this release (or as of the date of the buyer’s valuation in the case of dispositions), of projected stabilized rental revenue minus projected stabilized operating expenses. For Development and Redevelopment Communities, Projected NOI is calculated based on the first year of Stabilized Operations, as defined below, following the completion of construction. In calculating the Initial Year Market Cap Rate, Projected NOI for dispositions is calculated for the first twelve months following the date of the buyer’s valuation. Projected stabilized rental revenue represents management’s estimate of projected gross potential (based on leased rents for occupied homes and Market Rents, as defined below, for vacant homes) minus projected economic vacancy and adjusted for concessions. Projected stabilized operating expenses do not include interest, income taxes (if any), depreciation or amortization, or any allocation of corporate-level property management overhead or general and administrative costs. The weighted average Projected NOI as a percentage of Total Capital Cost is weighted based on the Company’s share of the Total Capital Cost of each community, based on its percentage ownership.
Management believes that Projected NOI of the Development Communities, on an aggregated weighted average basis, assists investors in understanding management’s estimate of the likely impact on operations of the Development Communities when the assets are complete and achieve stabilized occupancy (before allocation of any corporate-level property management overhead, general and administrative costs or interest expense). However, in this release the Company has not given a projection of NOI on a company-wide basis. Given the different dates and fiscal years for which NOI is projected for these communities, the projected allocation of corporate-level property management overhead, general and administrative costs and interest expense to communities under development is complex, impractical to develop, and may not be meaningful. Projected NOI of these communities is not a projection of the Company’s overall financial performance or cash flow. There can be no assurance that the communities under development will achieve the Projected NOI as described in this release.
Rental Revenue with Concessions on a Cash Basis is considered by the Company to be a supplemental measure to rental revenue in conformity with GAAP to help investors evaluate the impact of both current and historical concessions on GAAP based rental revenue and to more readily enable comparisons to revenue as reported by other companies. In addition, rental revenue (with concessions on a cash basis) allows an investor to understand the historical trend in cash concessions.

Attachment 17 (continued)
A reconciliation of rental revenue from Established Communities in conformity with GAAP to rental revenue (with concessions on a cash basis) is as follows (dollars in thousands):

	Q4	Q4	Full Year	Full Year
	2009	2008	2009	2008
Rental revenue (GAAP basis)	$143,199	$152,424	$587,752	$610,122
Concessions amortized	1,723	1,915	8,000	6,771
Concessions granted	(717)	(2,204)	(6,361)	(8,004)

Rental revenue (with
concessions on a cash basis)	$144,205	$152,135	$589,391	$608,889

% change — GAAP revenue		(6.1%)		(3.7%)

% change — cash revenue		(5.2%)		(3.2%)
Economic Gain is calculated by the Company as the gain on sale in accordance with GAAP, less accumulated depreciation through the date of sale and any other non-cash adjustments that may be required under GAAP accounting. Management generally considers Economic Gain to be an appropriate supplemental measure to gain on sale in accordance with GAAP because it helps investors to understand the relationship between the cash proceeds from a sale and the cash invested in the sold community. The Economic Gain for each of the communities presented is estimated based on their respective final settlement statements. A reconciliation of Economic Gain to gain on sale in accordance with GAAP for both the full year ended December 31, 2009 as well as prior years’ activities is presented on Attachment 14.
Interest Coverage is calculated by the Company as EBITDA from continuing operations, excluding land gains and gain on the sale of investments in real estate joint ventures, divided by the sum of interest expense, net, and preferred dividends. Interest Coverage is presented by the Company because it provides rating agencies and investors an additional means of comparing our ability to service debt obligations to that of other companies. EBITDA is defined by the Company as net income attributable to the Company before interest income and expense, income taxes, depreciation and amortization.
A reconciliation of EBITDA and a calculation of Interest Coverage for the fourth quarter of 2009 are as follows (dollars in thousands):

Net income attributable to the Company	$32,394
Interest expense, net	42,107
Interest expense (discontinued operations)	—
Depreciation expense	55,392
Depreciation expense (discontinued operations)	1,200

EBITDA	$131,093

EBITDA from continuing operations	$90,106
EBITDA from discontinued operations	40,987

EBITDA	$131,093

EBITDA from continuing operations	$90,106
Land gains	(4,589)

EBITDA from continuing operations, excluding land gains	$85,517

Interest charges	$42,107

Interest coverage (1)	2.0

(1)	Adjusted to remove the impact of the October 2009 tender offer, interest coverage is 2.7 times.

Attachment 17 (continued)
Total Capital Cost includes all capitalized costs projected to be or actually incurred to develop the respective Development or Redevelopment Community, or Development Right, including land acquisition costs, construction costs, real estate taxes, capitalized interest and loan fees, permits, professional fees, allocated development overhead and other regulatory fees, all as determined in accordance with GAAP. For Redevelopment Communities, Total Capital Cost excludes costs incurred prior to the start of redevelopment when indicated. With respect to communities where development or redevelopment was completed in a prior or the current period, Total Capital Cost reflects the actual cost incurred, plus any contingency estimate made by management. Total Capital Cost for communities identified as having joint venture ownership, either during construction or upon construction completion, represents the total projected joint venture contribution amount. For joint ventures not in construction as presented on Attachment 13, Total Capital Cost is equal to gross real estate cost.
Initial Year Market Cap Rate is defined by the Company as Projected NOI of a single community for the first 12 months of operations (assuming no repositioning), less estimates for non-routine allowance of approximately $200 — $300 per apartment home, divided by the gross sales price for the community. Projected NOI, as referred to above, represents management’s estimate of projected rental revenue minus projected operating expenses before interest, income taxes (if any), depreciation, amortization and extraordinary items. For this purpose, management’s projection of operating expenses for the community includes a management fee of 3.0% — 3.5%. The Initial Year Market Cap Rate, which may be determined in a different manner by others, is a measure frequently used in the real estate industry when determining the appropriate purchase price for a property or estimating the value for a property. Buyers may assign different Initial Year Market Cap Rates to different communities when determining the appropriate value because they (i) may project different rates of change in operating expenses and capital expenditure estimates and (ii) may project different rates of change in future rental revenue due to different estimates for changes in rent and occupancy levels. The weighted average Initial Year Market Cap Rate is weighted based on the gross sales price of each community.
Unleveraged IRR on sold communities refers to the internal rate of return calculated by the Company considering the timing and amounts of (i) total revenue during the period owned by the Company and (ii) the gross sales price net of selling costs, offset by (iii) the undepreciated capital cost of the communities at the time of sale and (iv) total direct operating expenses during the period owned by the Company. Each of the items (i), (ii), (iii) and (iv) are calculated in accordance with GAAP.
The calculation of Unleveraged IRR does not include an adjustment for the Company’s general and administrative expense, interest expense, or corporate-level property management and other indirect operating expenses. Therefore, Unleveraged IRR is not a substitute for net income as a measure of our performance. Management believes that the Unleveraged IRR achieved during the period a community is owned by the Company is useful because it is one indication of the gross value created by the Company’s acquisition, development or redevelopment, management and sale of a community, before the impact of indirect expenses and Company overhead. The Unleveraged IRR achieved on the communities as cited in this release should not be viewed as an indication of the gross value created with respect to other communities owned by the Company, and the Company does not represent that it will achieve similar Unleveraged IRRs upon the disposition of other communities. The weighted average Unleveraged IRR for sold communities is weighted based on all cash flows over the holding period for each respective community, including net sales proceeds.
Unencumbered NOI as calculated by the Company represents NOI generated by real estate assets unencumbered by either outstanding secured debt or land leases (excluding land leases with purchase options that were put in place for governmental incentives or tax abatements) as a percentage of total NOI generated by real estate assets. The Company believes that current and prospective unsecured creditors of the Company view Unencumbered NOI as one indication of the borrowing capacity of the Company. Therefore, when reviewed together with the Company’s Interest Coverage, EBITDA and cash flow from operations, the Company believes that investors and creditors view Unencumbered NOI as a useful supplemental measure for determining the financial flexibility of an entity. A calculation of Unencumbered NOI for the full year December 31, 2009 is as follows (dollars in thousands):

Attachment 17 (continued)

NOI for Established Communities	$387,127
NOI for Other Stabilized Communities	81,517
NOI for Development/Redevelopment Communities	77,378

Total NOI generated by real estate assets	546,022
NOI on encumbered assets	192,389

NOI on unencumbered assets	353,633

Unencumbered NOI	65%

Established Communities are identified by the Company as communities where a comparison of operating results from the prior year to the current year is meaningful, as these communities were owned and had Stabilized Operations, as defined below, as of the beginning of the prior year. Therefore, for 2009, Established Communities are consolidated communities that have Stabilized Operations as of January 1, 2008 and are not conducting or planning to conduct substantial redevelopment activities within the current year. Established Communities do not include communities that are currently held for sale or planned for disposition during the current year.
Development Communities are communities that are under construction during the current year. These communities may be partially or fully complete and operating.
Redevelopment Communities are communities where the Company owns a majority interest and where substantial redevelopment is in progress or is planned to begin during the current year. Redevelopment is considered substantial when capital invested during the reconstruction effort is expected to exceed either $5,000,000 or 10% of the community’s pre-development basis.
Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted average number of occupied apartment homes.
Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing occupied units at contract rates and vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant apartments at their Market Rents, Economic Occupancy takes into account the fact that apartment homes of different sizes and locations within a community have different economic impacts on a community’s gross revenue.
Market Rents as reported by the Company are based on the current market rates set by the managers of the Company’s communities based on their experience in renting their communities’ apartments and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Non-Revenue Generating Capex represents capital expenditures that will not directly result in revenue earnings or expense savings.
Stabilized/Restabilized Operations is defined as the earlier of (i) attainment of 95% physical occupancy or (ii) the one-year anniversary of completion of development or redevelopment.
Average Rent per Home, as calculated for certain Development and Redevelopment Communities in lease-up, reflects (i) actual average leased rents for those apartments leased through the end of the quarter net of estimated stabilized concessions, (ii) estimated market rents net of comparable concessions for all unleased apartments and (iii) includes actual and estimated other rental revenue. For Development and Redevelopment Communities not yet in lease-up, Average Rent per Home reflects management’s projected rents.
Development Rights are development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community. The Company capitalizes related predevelopment costs incurred in pursuit of new developments for which future development is probable.